UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  April 6, 2005
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                                  SIMCLAR, INC.
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             (Exact name of registrant as specifyed in its charter)


           Florida                     0-14659                 59-1709103
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


            2230 West 77th Street, Hialeah, Florida              33016
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           (Address of principal executive offyces)            (Zip Code)


Registrant's telephone number, including area code  (305) 556-9210
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fyling is intended to simultaneously satisfy the fyling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

         On April 6, 2005, the Board of Directors of Simclar, Inc. appointed Steven Ker as Chief Financial Officer, Treasurer and Secretary to fill vacancies created by the retirement of David L. Watts.

Biographical and Other Information Regarding Mr. Ker

         Steven Ker. Mr. Ker joined Simclar as its Chief Financial Officer in April 2005. Prior to joining the Company, he was Corporate Accounting Manager for Staples, Inc. from March 2003 to June 2004 and from December 2004 to April 2005, where he was primarily responsible for financial reporting and control of the North American Delivery business unit, and was an integral part of the Sarbanes-Oxley implementation team. Prior to his most recent position with Staples, Inc., he was Financial Controller for Staples UK from July 2004 to November 2004, where his responsibilities included financial reporting and management, and was a member of the integration team handling the integration of a newly-acquired subsidiary. Prior to joining Staples, he served as Assurance & Advisory Manager for Deloitte & Touche LLP, specializing in the manufacturing and retail industries. Mr. Ker is a certified public accountant in the United States, a chartered accountant in Scotland, and has a Bachelor of Commerce degree with Honors in Business Studies and Accounting from the University of Edinburgh.


ITEM 8.01. OTHER EVENTS.

     On April 6, 2005, the Company issued a press release entitled "Simclar, Inc. Announces New CFO" in connection with the appointment of Steven Ker, its new Chief Financial Officer and Secretary. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


Exhibit
Number                           Exhibit Description
--------                         -------------------
99.1 Press release dated April 6, 2005, entitled "Simclar, Inc. Announces New CFO."


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Simclar, Inc.


Date: April 11, 2005                              By: /s/ Barry J. Pardon
                                                      -------------------
                                                      Barry J. Pardon, President


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